Exhibit 10.26

English Translation for Reference Only

DEED OF RELEASE

Among

CAPITAL ALLY INVESTMENTS LIMITED

(“Pledgor”)

and

PYPO DIGITAL COMPANY LIMITED

(“Beneficiary”)

Dated: 10th November, 2008

This DEED OF RELEASE (this “Deed”) is made on [10th November, 2008] by and among the following parties:

(A).	CAPITAL ALLY INVESTMENTS LIMITED, a company incorporated under the Laws of the British Virgin Islands (BVI Company No. 1433966) (the “Pledgor”); and

(B).	PYPO DIGITAL COMPANY LIMITED, an exempted company incorporated and existing under the Laws of the Cayman Islands (the “Beneficiary”).

The Pledgor and the Beneficiary are each hereinafter referred to individually as a “Party”, and collectively as the “Parties”.

RECITALS

WHEREAS, the Pledgor has entered into an Equity Pledge Agreement dated 10 March 2008 in favour of the Beneficiary (the “Equity Pledge”).

WHEREAS, the Beneficiary wishes to discharge the Equity Pledge.

NOW THEREFORE, in consideration of the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I.

RELEASE

The Beneficiary hereby releases and discharges the Pledgor from all its obligations under the Equity Pledge and hereby irrevocably and unconditionally releases and discharges all security interests created by the Pledgor under the Equity Pledge.

ARTICLE II.

COUNTERPART

This Deed may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

ARTICLE III.

GOVERNING LAW AND SETTLEMENT OF DISPUTES

3.1 Governing Law. This Deed, including the validity hereof and the rights and obligations of the Parties hereunder, shall be construed in accordance with and governed by the laws of Hong Kong.

3.2 Settlement of Disputes. The Parties agree that any legal action or proceeding arising out of or relating to this Deed may be brought in the courts of Hong Kong and irrevocably submit to the non-exclusive jurisdiction of such courts.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Deed has been executed by the Parties and is intended to be and is hereby delivered on the day and year first above written.

Beneficiary:

EXECUTED AS A DEED by PYPO DIGITAL COMPANY LIMITED	)	/s/ Kuo Zhang
	)	Duly Authorised Signatory
)
	)	Name:	Kuo Zhang

)
	)	Title:	Director

)

in the presence of:

/s/ Xudong Di
Signature of Witness

Name: Xudong Di

Address: No. 1, Naoshikuo Street, Xi Cheng District, Beijing

Occupation: Legal Counsel

[Signature Page of Deed of Release]

Pledgor:

EXECUTED AS A DEED by CAPITAL ALLY INVESTMENTS LIMITED	)	/s/ Kam Yuen
	)	Duly Authorised Signatory
)
	)	Name:	Kam Yuen

)
	)	Title:	Director

)

in the presence of:

/s/ Chu, Wan Shan Canness
Signature of Witness

Name: Chu, Wan Shan Canness

Address: 48/F, Bank of China, 1 Garden Rd., Central, H.K.

Occupation: Accountant

[Signature Page of Deed of Release]